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                                                                   EXHIBIT 99.7

                                    EXHIBIT A

                BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

         This BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made, executed and delivered on ___________ __, 200_ by and among Open Wheel Acquisition Corporation, a Delaware corporation ("Sub"), Championship Auto Racing Teams, Inc, a Delaware corporation ("Championship") and CART, Inc., a Michigan corporation ("CART") (together, Championship and CART are referred to herein as "Sellers" and each individually as a "Seller"). All capitalized terms not defined herein, unless the context otherwise requires, shall have the meaning ascribed to them in the Asset Purchase Agreement dated as of December __, 2003 by and among Open Wheel Racing Series LLC, a Delaware limited liability company ("Parent"), Sub and the Sellers (the "Purchase Agreement").

         WHEREAS, pursuant to the Purchase Agreement, the Sellers have agreed to sell, transfer and assign, and Parent and Sub have agreed to buy, all of the Sellers' right, title and interest in the Acquired Assets;

         WHEREAS, pursuant to the Purchase Agreement, Sub has agreed to assume the Assumed Liabilities; and

         WHEREAS, Sub and the Sellers desire to carry out the intent and purpose of the Purchase Agreement by the execution and delivery to the Sub of this instrument evidencing the sale, conveyance, assignment, transfer and delivery to the Sub of the Acquired Assets, subject to the Assumed Liabilities;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. Transfer of Acquired Assets. Effective from and after the Closing Date, the Sellers hereby sell, convey, transfer, assign and deliver unto the Sub and its successors and assigns, forever, all of the Sellers' right, title and interest in, to and under the Acquired Assets, subject to the Assumed Liabilities.

         2. Assumption of Certain Liabilities. Effective from and after the Closing Date, the Sub agrees to assume and does hereby

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assume and agree to pay, perform, and discharge the Sellers with respect to the
Assumed Liabilities on the terms and subject to the conditions set forth in the Purchase Agreement. Sub does not assume, hereunder or under the Purchase Agreement, and shall not at any time, assume any liabilities or obligations of the Sellers other than the Assumed Liabilities.

         3. Power of Attorney. The Sellers hereby constitute and appoint Sub and its successors and assigns as its true and lawful attorney-in-fact in connection with the transactions contemplated by this instrument, with full power of substitution, in the name and stead of the Sellers but on behalf of and for the benefit of Sub and its successors and assigns, to collect, demand and receive any and all of the assets, properties, rights, and businesses hereby sold, conveyed, transferred, or assigned, or intended so to be, and to give receipt and release for and in respect of the same and any part thereof, and from time to time to institute and prosecute, in the name of the Sellers or otherwise, for the benefit of Sub or its successors and assigns, proceedings at law, in equity, or otherwise, which Sub or its successors or assigns reasonably deem proper in order to collect or reduce to possession or endorse any of such assets, properties, rights and businesses, and to do all acts and things in relation to the Acquired Assets which Sub or its successors or assigns reasonably deem desirable.

         4. Cooperation. Effective as of the Closing Date, the Sellers agree to execute and deliver without further consideration any further applications, assignments or other documents and to perform such other lawful acts as Sub, its successors and assigns, may deem reasonably necessary or appropriate to fully secure, maintain and enforce its rights, title or interest as specified hereunder.

         5. Benefits. This Agreement shall be binding upon the Sellers and their successors and assigns, and shall inure to the benefit of Sub and its successors and assigns.

         6. Miscellaneous. In the event that any provision of this Agreement is construed to conflict with, or be in addition to, or in derogation of, a provision of the Purchase Agreement, the provision in the Purchase Agreement shall control. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts laws thereof. This Agreement may be executed in one or more


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counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties below have duly executed this
Agreement, all as of the date first written above.

                                            OPEN WHEEL ACQUISITION CORPORATION



                                            By
                                                     ---------------------------
                                                     Kevin Kalkhoven
                                                     President



                                            CHAMPIONSHIP AUTO RACING TEAMS, INC.



                                            By
                                                     ---------------------------
                                                     Name:
                                                     Title:



                                            CART, INC.,



                                            By
                                                     ---------------------------
                                                     Name:
                                                     Title:








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